STRICT FORECLOSURE AND FORBEARANCE AGREEMENT

THIS STRICT FORECLOSURE AND FORBEARANCE AGREEMENT (this “Agreement”) is made as of this 25th day of May, 2018 (the “Effective Date”) by and among the parties listed on the signature pages to this Agreement under the heading of “Obligors” (hereafter, each a “Obligor” and, collectively, the “Obligors”), the Lender Parties (as defined below) and Wells Fargo Bank, N.A., as Collateral Agent (as defined in the Securities Account Control Agreement (as defined below)).

Recitals

A.                 TW Life I S.à.r.l., a Société à Responsabilité Limitée established under the laws of Luxembourg (“Borrower I”), Sundance Strategies, Inc., a Nevada corporation (“Sundance”) and Knight MPIC Ventures, LLC, a California limited liability company (“Knight I”) have entered into a Loan and Security Agreement, dated as of October 9, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, “Loan Agreement I”).

B.                  TW Life II S.à.r.l., a Société à Responsabilité Limitée established under the laws of Luxembourg (“Borrower II”), Sundance and Knight MPIC Ventures II, LLC, a California limited liability company (“Knight II”) have entered into a Loan and Security Agreement, dated as of October 9, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, “Loan Agreement II”).

C.                  Baltic Ventures S.à.r.l., a Société à Responsabilité Limitée established under the laws of Luxembourg (“Borrower III” and together with Borrower I and Borrower II, collectively, the “Borrowers”), Sundance and Knight MPIC Ventures III, LLC, a California limited liability company (“Knight III” and together with Knight I and Knight II, each a “Lender Party” and, collectively, the “Lender Parties”) have entered into a Loan and Security Agreement, dated as of October 9, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, “Loan Agreement III” and, together with Loan Agreement I and Loan Agreement II, each a “Loan Agreement” and, collectively, the “Loan Agreements”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Loan Agreements or the Securities Account Control Agreement (as defined below).

D.                 The Borrowers, the other Obligors and the Lender Parties are party to the Transaction Documents, as such term is defined in each Loan Agreement (as such documents are amended, supplemented, amended and restated or otherwise modified from time to time, collectively, the “Transaction Documents”).

E.                  One of the Transaction Documents is that certain Securities Account Control Agreement, dated as of December 22, 2017, among the Lender Parties, Sundance, North Channel Bank GMBH & Co. KG (“NCB”), the Obligors, the Collateral Agent, Wells Fargo Bank, N.A., as Securities Intermediary and Custodian, and the other parties thereto (the “Securities Account Control Agreement”).

F.                  The Loans (as defined in each Loan Agreement) matured by their terms on April 16, 2018 (the “Maturity Date”). The failure of the Borrowers to pay to the Lender Parties the entire unpaid balance of the Obligations by the Maturity Date constitutes an Event of Default under each Loan Agreement (collectively, the “Existing Defaults”).

G.                 The Obligors have asked the Lender Parties to forbear from exercising certain of their respective rights and remedies against the Obligors now existing as a result of the Existing Defaults to allow the Obligors to seek to arrange a new financing, the proceeds of which would be used to, among other things, purchase the Policies from the Lender Parties as described in greater detail herein.

H.                 The Lender Parties are willing to forbear from exercising certain of their respective rights and remedies against the Obligors now existing as a result of the Existing Defaults, until the Forbearance Termination Date (as defined below), solely upon the terms and conditions set forth herein.

I.                    In consideration of the foregoing, and the other good and valuable consideration set forth below, the Lender Parties have agreed to restructure the Loans, subject to the terms, conditions, warranties, and covenants set forth below:

Agreement

1.                   Recitals Incorporated. The recitals and prefatory phrases and paragraphs set forth above are hereby incorporated in full and made a part of this Agreement.

2.                   Acknowledgement of Obligations. The Obligors hereby acknowledge, confirm, and agree that as of the close of business on the Effective Date, (i) Borrower I is indebted to Lender I in respect of the Loans in the amount of $34,845,703.92; (ii) Borrower II is indebted to Lender II in respect of the Loans in the amount of $34,845,703.92; and (iii) Borrower III is indebted to Lender III in respect of the Loans in the amount of $34,845,703.91 (the amounts set forth in the preceding clauses (i), (ii) and (iii), collectively, the “Current Balance”). The Current Balance, together with interest accrued and accruing thereon, and all fees, costs, expenses, and other charges now or hereafter payable by the Obligors to the Lender Parties pursuant to the Transaction Documents and hereunder, are unconditionally owing by the Obligors to the Lender Parties, without offset, defense, or counterclaim of any kind, nature, or description whatsoever.

3.                   Acknowledgment of Security Interests. Each Obligor hereby acknowledges, confirms, and agrees that each Lender Party, or the Collateral Agent on behalf of such Lender Party, has and shall continue to have valid, enforceable, and perfected first-priority liens upon and security interests in the Collateral and the Subject Collateral, all heretofore granted to such Lender Party, or the Collateral Agent on behalf of such Lender Party, pursuant to the Transaction Documents or otherwise granted to or held by such Lender Party, or the Collateral Agent on behalf of such Lender Party.

4.                   Binding Effect of Documents. Each Obligor hereby acknowledges, confirms, and agrees that: (i) each of the Transaction Documents to which it is a party has been duly executed and delivered to the Lender Parties by such Obligor, and each is and shall remain in full force and effect as of the Effective Date; (ii) the agreements and obligations of such Obligor contained in such Transactions Documents and in this Agreement constitute the legal, valid, and binding obligations of such Obligor, enforceable against it in accordance with their respective terms, and such Obligor has no valid defense to the enforcement of the Obligations; and (iii) each of the Lender Parties and the Collateral Agent is and shall be entitled to the rights, remedies, and benefits provided for under the Transaction Documents and applicable law.

5.                   Acknowledgment of Default. The Obligors hereby acknowledge and agree that the Existing Defaults have occurred and are continuing and constitute an “Event of Default,” as defined under the Transaction Documents, and entitle the Lender Parties and the Collateral Agent on behalf of the Lender Parties to exercise their respective rights and remedies under the Transaction Documents, applicable law, or otherwise. The Obligors further represent and warrant that as of the Effective Date no other Events of Default under the Transaction Documents exist. The Lender Parties have not waived nor intend to waive such Existing Defaults, and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute such a waiver.

6.                   Representations of Obligors. The Obligors represent and warrant to the Lender Parties and the Collateral Agent as follows:

(i)                 Transaction Document Representations. Each of the representations and warranties made by or on behalf of each Obligor to the Lender Parties or the Collateral Agent in any of the Transaction Documents was true and correct when made, and is true and correct on and as of the Effective Date, with the same full force and effect as if each of such representations and warranties had been made by such Obligor on the Effective Date and in this Agreement.

(ii)               Binding Effect of Documents. This Agreement has been duly authorized, executed, and delivered to the Lender Parties and the Collateral Agent by each of the Obligors and is enforceable in accordance with its terms and is in full force and effect.

(iii)             No Conflict. The execution, delivery, and performance of this Agreement by each of the Obligors will not violate any requirement of law or contractual obligation of such Obligor and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues.

7.                   Strict Foreclosure. Pursuant to §§ 9-620 and 9-621 et seq. of the Uniform Commercial Code, as adopted in the State of New York, and solely to the extent applicable to the transactions contemplated hereby, as adopted in other states (the “UCC”), the Lender Parties propose, on the date hereof, to accept the Subject Collateral from the Obligors in partial satisfaction of the Obligations (the “Strict Foreclosure” and the amount of Obligations satisfied thereunder, the “Satisfied Obligations”) but excluding that portion of the Obligations consisting of the unpaid principal amount of $3,500,000. The Obligors agree that, upon the effectiveness of the Strict Foreclosure on the Effective Date, the Collateral Agent, for the benefit of the Lender Parties, shall own all of Obligors’ rights, titles and interests in and to the Subject Collateral free and clear of any claims or encumbrances of the Obligors. It is acknowledged and agreed by all parties hereto that the Strict Foreclosure and the transactions contemplated by the Strict Foreclosure shall constitute an “acceptance” by the Collateral Agent and the Lender Parties of collateral in satisfaction solely of the Satisfied Obligations in accordance with and to the extent required by §§ 9-620(a)(1) and 9-620(c)(1) of the UCC. The Obligors hereby represent and warrant to the Lender Parties and the Collateral Agent as follows: (a) each Obligor irrevocably consents to and unconditionally accepts the Lender Parties’ and Collateral Agent’s acceptance of the Subject Collateral in satisfaction solely of the Satisfied Obligations in accordance with and as required by §§ 9-620(a)(1) and 9-620(c)(1) of the UCC and further agrees, (b) that the Strict Foreclosure shall constitute an “acceptance” of collateral in satisfaction solely of the Satisfied Obligations in accordance with and to the extent required by §§ 9-620(a)(1) and 9-620(c)(1) of the UCC. The Obligors agree to execute and deliver to the Lender Parties and the Collateral Agent such additional documents and take such further action as may be necessary or desirable to effectuate the Strict Foreclosure. The Obligors hereby (A) covenant and agree that they will not challenge, object to or otherwise contest the effectiveness of the Strict Foreclosure; and (B) waive any right to redeem the Subject Collateral under § 9-623 of the UCC. In accordance with Sections 9-620 through 9-622 of the UCC, subject to the terms and conditions set forth in this Agreement, on the Effective Date and subject to the occurrence thereof, the Lender Parties, each as an Instructing Party, hereby direct the Collateral Agent to convey, and based on that direction, the Collateral Agent hereby conveys all of its right, title and interest in and to the Subject Collateral to the Lender Parties.

8.                   Higginson Guaranty. Reference is hereby made to that certain Guaranty dated as of October 9, 2017 (as amended, modified or otherwise supplemented from time to time, the “Higginson

Guaranty”) by and among Kraig T. Higginson, an individual (“Higginson”), and the Lender Parties.  The parties hereto hereby acknowledge and agree that, upon the effectiveness of the Strict Foreclosure on the Effective Date, Higginson shall be liable, pursuant to the Higginson Guaranty, for that portion of the Obligations consisting of the unpaid principal amount of $3,500,000.

9.                   Purchase Option.

(i)                 In reliance upon the representations, warranties, and covenants of each Obligor contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, each Lender Party agrees that, following the Strict Foreclosure on the Effective Date and continuing until the Forbearance Termination Date, the Obligors shall have the right to purchase the Policies from the Lender Parties in accordance with the terms herein (the “Purchase Option”).

(ii)               The Obligors hereby acknowledge and agree that they shall not use the name of any Lender Party or Knight Insurance Company, Wells Fargo Bank, N.A. or any Affiliate of any of the foregoing or any derivation of any such entity’s name in connection with the purchase of the Policies referenced herein nor shall the Obligors shall hold themselves out as acting on behalf of or at the direction of any Lender Party or Knight Insurance Company, Wells Fargo Bank, N.A. or any Affiliate of any of the foregoing.

(iii)             As a condition precedent to the exercise of the Purchase Option, the Obligors hereby agree to deliver, or cause to be delivered, to the Lender Parties (with a copy to NCB), on or before July 18, 2018 (the “Option Exercise Deadline”), (A) an unconditional and irrevocable written notice in the form of Exhibit A hereto (the “Exercise Notice”) signed by the Obligors and a special purpose entity recently formed by the Obligors for the purpose of purchasing the Policies, such entity to be reasonably acceptable to the Lender Parties (the “Buyer”); and (B) written evidence satisfactory to the Lender Parties that the Buyer holds, as of the date of delivery to the Lender Parties of the Exercise Notice, readily available cash in an amount equal to or exceeding the Policy Purchase Amount.

(iv)              The Obligors hereby agree to deliver, or cause to be delivered, to the Lender Parties (with a copy to NCB), on or before the Forbearance Termination Date, a signed purchase agreement from the Buyer, as buyer, and the Lender Parties, as sellers, providing for the purchase of the Policies by the Buyer from the Lender Parties on or before the Forbearance Termination Date at a purchase price not less than the Policy Purchase Amount (as defined below) (the “Purchase”), provided, that such purchase agreement shall (A) be drafted by counsel for the Lender Parties (at the sole cost and expense of the Obligors) following the delivery of the Exercise Notice required by Section 9(iii) above and shall provide that such sale is being conducted on an “as-is” basis without representation or warranty of any kind made by, or any indemnification from, the Lender Parties; (B) provide that the Policies will be transferred to a securities account maintained by the Buyer at Wells Fargo Bank, N.A. on the closing date of such Purchase on terms acceptable to the Lender Parties and Wells Fargo Bank, N.A.; (C) provide that the respective purchase amount owing to each Lender Party with respect to the Purchase shall be deposited by the Buyer into the respective Policy Account of such Lender Party; and (D) provide that any profits of the Obligors, the Buyer or any of their respective Affiliates arising from the Policies after their sale by the Lender Parties to the Buyer shall be split between Sundance, on the one hand, and the Lender Parties, on the other hand, on a pro rata basis in an amount equal to 80% (owing to Sundance) and 20% (owing to the Lender Parties).

(v)                As used herein, the “Policy Purchase Amount” means an amount equal to the sum of: (A) the Current Balance, plus (B) all accrued and unpaid interest thereon calculated at the rate of interest that would be applicable to Loans as set forth in the Loan Agreements, minus (C) the amount of any death benefits under the Policies actually paid to the Lender Parties from and after the date hereof through and excluding the Forbearance Termination Date (or such earlier date if the Purchase is consummated prior to the Forbearance Termination Date), plus (D) all costs and expenses (including, without limitation, any attorneys’ fees or any premium payments with respect to the Policies) incurred by the Lender Parties in accordance with this Agreement, the Securities Account Control Agreement or the Loan Agreements.

10.               Forbearance.

(i)                 In reliance upon the representations, warranties, and covenants of each Obligor contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, each Lender Party agrees to forbear from exercising its rights and remedies under the Transaction Documents or applicable law in respect of or arising out of the Existing Defaults for the period (the “Forbearance Period”) commencing on the Effective Date and ending on the Forbearance Termination Date.

(ii)               As used herein, the “Forbearance Termination Date” means the date that is the earliest of: (a) July 27, 2018; (b) the Option Exercise Deadline unless the Exercise Notice has been received by the Lender Parties on or before such Option Exercise Deadline in accordance with Section 9(iii) above; (c) the date on which any Obligor commences, or threatens to commence, any litigation against a Lender Party; (d) the date on which any Obligor takes any action inconsistent with the Lender Parties’ ownership of the Policies (through the Securities Intermediary or otherwise); or (e) the occurrence or existence of any Event of Default or any event or circumstance which, with notice or the passage of time, shall become an Event of Default (an “Unmatured Default”), other than the Existing Defaults.

(iii)             Upon termination of the Forbearance Period, the agreement of the Lender Parties to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Lender Parties to exercise immediately all rights and remedies available to it under the Transaction Documents and applicable law, including, without limitation, to accelerate all of the Obligations, in each case without any further notice, passage of time, or forbearance of any kind.

11.               Other Waivers; Reservation of Rights.

(i)                 The Lender Parties have not waived nor do they have any intention of waiving, any Events of Default or Unmatured Defaults which may be continuing on the Effective Date or any Events of Default which may occur after the Effective Date (whether the same or similar to the Existing Defaults or otherwise), and the Lender Parties have not agreed to forbear with respect to any of its rights or remedies concerning any other Events of Default or Unmatured Defaults (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), occurring at any time

(ii)               Subject to Section 10 above (solely with respect to the Existing Defaults), each Lender Party reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Transaction Documents as a result of any other Events of Default or Unmatured Defaults occurring at any time. The Lender Parties have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on any Lender Party’s part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

12.               Additional Defaults. The Obligors acknowledge, confirm, and agree that any misrepresentation by any Obligor, or any failure of any Obligor to comply with the covenants, conditions, and agreements contained in this Agreement, any other Transaction Document, or any other agreement, document, or instrument at any time executed and/or delivered by such Obligor with, to or in favor of a Lender Party, shall constitute an Event of Default under this Agreement and the other Transaction Documents. In the event any person, other than a Lender Party, shall at any time, for any reason, exercise any of its rights or remedies against any Obligor or such Obligor’s property or assets, such event shall constitute an Event of Default hereunder and an Event of Default under the Transaction Documents.

13.               Covenants.

(i)                 The Obligors acknowledge, confirm, and agree to provide each Lender Party with whatever additional documentation it may reasonably request or require to document, perfect, or continue the perfections of the liens and security interests required under the Transaction Documents.

(b)                The Obligors each acknowledge, confirm, and agree that they will not pledge, mortgage, create a lien, or allow a lien or encumbrance on the Collateral or Subject Collateral, other than a lien or encumbrance in favor of a Lender Party or the Collateral Agent.

(i)                 The Obligors acknowledge, confirm, and agree to provide the Lender Parties with (a) a written update regarding the status of the Purchase no later than two (2) Business Days following the Lender Parties’ request for such an update; (b) written notice of any material changes in the status of the Purchase as soon as practicable, but no later than two (2) Business Days following the occurrence thereof and (c) such other documents and information as the Lender Parties reasonably request.

(ii)               The Lender Parties agree that, from and after the date hereof and continuing until the Forbearance Termination Date, they will not mortgage, pledge or otherwise encumber the Policies (other than pursuant to the Securities Account Control Agreement or any replacement thereof in connection with the Strict Foreclosure).

(iii)             The Lender Parties agree that, from and after the date hereof and continuing until the Forbearance Termination Date, they will use commercially reasonable efforts to cause the Servicer to provide the Obligors, at the sole cost and expense of the Obligors, with any documents or information reasonably required by the Obligors in order for the Obligors to conduct their due diligence in connection with the Purchase; provided, that, the Obligors hereby covenant and agree to (A) execute and deliver any confidentiality agreements or other documents required by the Servicer in connection with such requested information and (B) utilize such documents and information in a manner that will not violate any Applicable Law.

14.               Conditions Precedent to Effectiveness of Certain Provisions of This Agreement. The effectiveness of the terms and provisions of this Agreement shall be subject to the receipt by the Lender Parties of a counterpart of this Agreement duly authorized, executed, and delivered by each Obligor.

15.               Effective Agreement. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied, and in all other respects the Transaction Documents hereby are ratified, and confirmed by all of the Obligors as of the Effective Date. To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement govern and control; provided, that the rights, protections, privileges, indemnities and immunities of the Collateral Agent, the Securities Intermediary and the Custodian shall in no event be diminished or adversely affected by any term hereof. Subject to the foregoing, the Transaction Documents and this Agreement shall be read and construed as one agreement.

16.               Costs and Expenses. The Obligors absolutely and unconditionally jointly and severally agree to pay to the Lender Parties and the Collateral Agent, on demand by a Lender Party or the Collateral Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to the Lender Parties or the Collateral Agent in connection with the preparation, negotiation, execution, delivery, or enforcement of this Agreement or the Transaction Documents, and any agreements contemplated hereby and expenses which shall be at any time incurred or sustained by a Lender Party, the Collateral Agent or any of their respective directors, officers, employees, or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any documents contemplated hereby.

17.               Further Assurances. The Obligors shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

18.               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Lender Parties and their respective successors and assigns.

19.               Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by a Lender Party or any closing shall affect the representations and warranties or right of a Lender Party to rely upon them.

20.               Release.

(i)                 In consideration of the agreements of each Lender Party contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally, and irrevocably releases, remises, and forever discharges each of the Lender Parties, NCB, the Collateral Agent (in such capacity and in its individual capacity), the Securities Intermediary (in such capacity and in its individual capacity) and the Custodian (in such capacity and in its individual capacity) and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, and other representatives, and all of their successors and assigns (each individually a “Released Party” and collectively, the “Released Parties”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages, and any and all other claims, counterclaims, defenses, rights of set off, demands, and liabilities whatsoever (each individually a “Claim” and, collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which such Obligor or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have, or claim to have against the Released Parties or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Transaction Documents (including the Securities Account Control Agreement), or transactions hereunder or thereunder.

(ii)               Each Obligor understands, acknowledges, confirms, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(iii)             Each Obligor agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect, in any manner, the final, absolute, and unconditional nature of the release set forth above.

21.               Severability. The fact that any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable as to any particular situation shall not impair or invalidate the remainder of this Agreement or the application of such provision to any other situation.

22.               Reviewed by Attorneys. Each Obligor represents and warrants to the Lender Parties and the Collateral Agent that such Obligor (i) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (ii) has been afforded the opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Obligor may wish, and (iii) has entered into this Agreement and executed and delivered all documents in connection here with of its own free will and accord and without threat, duress, or coercion of any kind by any person. The Obligors acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one party than another based upon which party drafted the same, it being acknowledged that all the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

23.               Governing Law; Consent to Jurisdiction and Venue. the internal laws of the State of NEW YORK shall govern the interpretation, construction, and enforcement of this agreement and ALL TRANSACTIONS AND AGREEMENTS CONTEMPLATED HEREBY, NOTWITHSTANDING ANY STATE’S CHOICE OF LAW RULES TO THE CONTRARY. THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH WERE NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, OBLIGORS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY LENDER PARTY OR ANY OBLIGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH MAY AT SUCH LENDER PARTY’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO NEW YORK LAW. EACH OBLIGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF

ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION.

24.               MUTUAL WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

25.               Counterparts. This Agreement may be executed in any number of counterparts, and by each party on separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by PDF shall be effective as delivery of a manually executed counterpart of this Agreement.

26.               Amendments; Waivers; Consents. This Agreement may be amended, modified, supplemented or restated only by a written instrument executed by each of the parties hereto and NCB. The terms of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar, and no such waiver shall operate or be construed as a continuing waiver unless so provided. No delay on the part of any party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

27.               Third Parties. Each of the Securities Intermediary and the Custodian shall be a third party beneficiary of its rights hereunder, entitled to exercise such rights as if a direct party hereto.

28.               Direction to and Rights of Collateral Agent. Each of the Lender Parties, as an Instructing Party, hereby directs the Collateral Agent to execute and deliver this Agreement (to which direction NCB hereby consents), and represents, warrants and certifies to the Collateral Agent that (A) the Collateral Agent’s execution and delivery of this Agreement and the transfer of collateral hereunder to the Lender Parties as contemplated by this Agreement are authorized and permitted under the Securities Account Control Agreement and all conditions precedent thereto have been satisfied, and (B) the Collateral Agent’s compliance with such direction shall not cause the breach or violation any Collateral Document. The parties hereto understand and agree that (i) this Agreement and all other documents and things contemplated by this Agreement are being delivered by Wells Fargo Bank, N.A., not individually or personally but solely in its representative capacity as Collateral Agent, (ii) any representation, undertaking or agreement herein made on the part of the Collateral Agent is not made or intended as personal representations, undertakings and agreements, and (iii) in connection with its entering into this Agreement, the Collateral Agent shall be entitled to all of the protections, exculpations, indemnities and rights (including resignation rights) as are afforded to the Collateral Agent under the Securities Account Control Agreement, mutatis mutandis, as if set forth herein. Each of the other parties hereto acknowledges and reaffirms the right of each Indemnified Person to be indemnified, defended and held harmless pursuant to the terms of the Securities Account Control Agreement in connection with the transactions contemplated by this Agreement. Notwithstanding any provision hereof to the contrary, the parties hereto understand and agree that the Collateral Agent is not a party to any Transaction Document other than the Securities Account Control Agreement and shall not have any duty or obligation under or to review, refer to or otherwise deal with any such other Transaction Document, including, without limitation, for the purpose of confirming the definition of any capitalized term used herein but not defined herein.

[No further text on this page.]

IN WITNESS WHEREOF, the undersigned have executed this Strict Foreclosure and Forbearance Agreement as of the date first above written.

OBLIGORS:

TW LIFE I S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B168708

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

TW LIFE II S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B168707

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

TW LIFE V S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 4 June 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B169264

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

[signatures continued on following page]

TW LIFE VI S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 4 June 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B169416

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

TW LIFE VII S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 July 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B170050

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

TW LIFE VIII S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 July 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B170049

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

[signatures continued on following page]

HTF US LIFE 3 S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 23 August 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B171158

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

HTF US LIFE 4 S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 23 August 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B171147

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

BALTIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B165038

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

[signatures continued on following page]

MAJESTIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 8 November 2011, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B164987

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

OLYMPIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 8 November 2011, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B165037, with a share capital of USD 35,000

By:	/s/ Mark Niu
Name: Mark Niu
Title: Manager

TW LIFE V, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life V, Ltd., a Cayman Islands company, as General Partner

TW LIFE VI, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life VI, Ltd., a Cayman Islands company, as General Partner

[signatures continued on following page]

TW LIFE VII, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life VII, Ltd., a Cayman Islands company, as General Partner

TW LIFE VIII, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life VIII, Ltd., a Cayman Islands company, as General Partner

TW LIFE I, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life I, Ltd., a Cayman Islands company, as General Partner

TW LIFE II, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of TW Life II, Ltd., a Cayman Islands company, as General Partner

[signatures continued on following page]

SALT CREEK VENTURES I, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of Bristol Ventures, Ltd., a Cayman Islands company, as General Partner

SALT CREEK VENTURES II, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of Mersey Ventures, Ltd., a Cayman Islands company, as General Partner

SALT CREEK VENTURES III, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director of Osprey Ventures, Ltd., a Cayman Islands company, as General Partner

HTF US LIFE 3 LIMITED PARTNERSHIP

By:	/s/ Mark Niu
Name: Mark Niu
Title: Director of HTF US Life 3, Ltd. as General Partner of HTF US Life 3, Limited Partnership

HTF US LIFE 4 LIMITED PARTNERSHIP

By:	/s/ Mark Niu
Name: Mark Niu
Title: Director of HTF US Life 4, Ltd. as General Partner of HTF US Life 4, Limited Partnership

[signatures continued on following page]

TW Life V, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

TW Life VI, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

TW Life VII, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

TW Life VIII, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

HTF US LIFE 3, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

HTF US LIFE 4, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

[signatures continued on following page]

TW LIFE I, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

TW LIFE II, LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

MERSEY VENTURES LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

OSPREY VENTURES LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

BRISTOL VENTURES LTD., a Cayman Islands Company

By:	/s/ Mark Niu
Name: Mark Niu
Title: Sole Director

[signatures continued on following page]

TOUCHWIND ONE HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

TOUCHWIND TWO HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

TOUCHWIND Five HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

TOUCHWIND SIX HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

TOUCHWIND SEVEN HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

TOUCHWIND eight HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

[signatures continued on following page]

HTF US LIFE 3 HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

HTF US LIFE 4 HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

MAJESTIC VERM HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

OLYMP VERM HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

BALTIC VERM HOLDINGS LLC

By:	/s/ Mark Niu
Name: Mark Niu
Title: Managing Member

[signatures continued on following page]

SUNDANCE STRATEGIES, INC., a Nevada corporation

By:	/s/ Kraig T. Higginson
Name: Kraig T. Higginson
Title: Executive Chairman

/s/ Kraig T. Higginson
Kraig T. Higginson, an individual

LENDER PARTIES:

KNIGHT MPIC VENTURES, LLC

By /s/ Bret Hankey

Name: Bret Conrad Hankey
Title: Manager

KNIGHT MPIC VENTURES II, LLC

By  /s/ Don R. Hankey

Name: Don R. Hankey
Title: Manager

KNIGHT MPIC VENTURES III, LLC

By  /s/ Amit Shah

Name: Amit Shah
Title: Manager

ACKNOWLEDGED AND AGREED:

NORTH CHANNEL BANK GMBH & CO. KG

By /s/ Stefan Rensinghoff

Name: Stefan Rensinghoff
Title: General Power of Attorney

By /s/ Dieter Lezius

Name: Dieter Lezius
Title: Authorized Officer

WELLS FARGO BANK, N.A., not in its individual capacity,

but solely as Collateral Agent

By /s/ Brent Oliver

Name: Brent Oliver
Title: Vice President

Exhibit A

Form of Exercise Notice

July [_], 2018

Knight MPIC Ventures, LLC

Knight MPIC Ventures II, LLC

Knight MPIC Ventures III, LLC

c/o Knight Insurance Company, Ltd.

4751 Wilshire Boulevard, Suite 111

Los Angeles, CA 90010

Attention: John M. Rygh

E-mail: jrygh@knightcompany.com

Dear Mr. Rygh:

Reference is made to that certain Strict Foreclosure and Forbearance Agreement dated as of May [_], 2018 (the “Agreement”), by and among the parties listed on the signature pages to this letter under the heading of “Obligors”, as the obligors, and Knight MPIC Ventures, LLC, Knight MPIC Ventures II, LLC, and Knight MPIC Ventures III, LLC, each a California limited liability company, as the lender parties (collectively, the “Lender Parties”) and Wells Fargo Bank, N.A., as Collateral Agent. Capitalized terms shall have the meanings set forth in the Agreement.

Pursuant to Section 9 of the Agreement, notice is given to the Lender Parties that [INSERT NAME OF BUYER] and the Obligors hereby irrevocably and unconditionally exercise the Purchase Option in accordance with the Agreement. The Obligors and the Buyer hereby represent and warrant to the Lender Parties that, on the date hereof, the Buyer holds readily available cash in an amount equal to or exceeding the Policy Purchase Amount, written evidence of which is attached hereto as Schedule A.

[Signature pages follow]

Sincerely,

[INSERT NAME OF BUYER]

By:

Name:

Title:

OBLIGORS:

TW LIFE I S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B168708

By:
Name: Mark Niu
Title: Manager

TW LIFE II S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B168707

By:
Name: Mark Niu
Title: Manager

TW LIFE V S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 4 June 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B169264

By:
Name: Mark Niu
Title: Manager

[signatures continued on following page]

TW LIFE VI S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 4 June 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B169416

By:
Name: Mark Niu
Title: Manager

TW LIFE VII S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 July 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B170050

By:
Name: Mark Niu
Title: Manager

TW LIFE VIII S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 July 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B170049

By:
Name: Mark Niu
Title: Manager

[signatures continued on following page]

HTF US LIFE 3 S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 23 August 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B171158

By:
Name: Mark Niu
Title: Manager

HTF US LIFE 4 S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 23 August 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B171147

By:
Name: Mark Niu
Title: Manager

BALTIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 3 May 2012, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B165038

By:
Name: Mark Niu
Title: Manager

[signatures continued on following page]

MAJESTIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 8 November 2011, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B164987

By:
Name: Mark Niu
Title: Manager

OLYMPIC VENTURES S.à R.L., a société à responsabilité limitée, incorporated under the laws of the Grand Duchy of Luxembourg on 8 November 2011, having its registered office at 19, rue de Bitbourg, L-1273 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B165037, with a share capital of USD 35,000

By:
Name: Mark Niu
Title: Manager

TW LIFE V, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life V, Ltd., a Cayman Islands company, as General Partner

TW LIFE VI, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life VI, Ltd., a Cayman Islands company, as General Partner

[signatures continued on following page]

TW LIFE VII, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life VII, Ltd., a Cayman Islands company, as General Partner

TW LIFE VIII, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life VIII, Ltd., a Cayman Islands company, as General Partner

TW LIFE I, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life I, Ltd., a Cayman Islands company, as General Partner

TW LIFE II, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of TW Life II, Ltd., a Cayman Islands company, as General Partner

[signatures continued on following page]

SALT CREEK VENTURES I, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of Bristol Ventures, Ltd., a Cayman Islands company, as General Partner

SALT CREEK VENTURES II, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of Mersey Ventures, Ltd., a Cayman Islands company, as General Partner

SALT CREEK VENTURES III, LIMITED PARTNERSHIP, a South Dakota limited partnership

By:
Name: Mark Niu
Title: Sole Director of Osprey Ventures, Ltd., a Cayman Islands company, as General Partner

HTF US LIFE 3 LIMITED PARTNERSHIP

By:
Name: Mark Niu
Title: Director of HTF US Life 3, Ltd. as General Partner of HTF US Life 3, Limited Partnership

HTF US LIFE 4 LIMITED PARTNERSHIP

By:
Name: Mark Niu
Title: Director of HTF US Life 4, Ltd. as General Partner of HTF US Life 4, Limited Partnership

[signatures continued on following page]

TW Life V, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

TW Life VI, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

TW Life VII, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

TW Life VIII, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

HTF US LIFE 3, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

HTF US LIFE 4, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

[signatures continued on following page]

TW LIFE I, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

TW LIFE II, LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

MERSEY VENTURES LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

OSPREY VENTURES LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

BRISTOL VENTURES LTD., a Cayman Islands Company

By:
Name: Mark Niu
Title: Sole Director

[signatures continued on following page]

TOUCHWIND ONE HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

TOUCHWIND TWO HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

TOUCHWIND Five HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

TOUCHWIND SIX HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

TOUCHWIND SEVEN HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

TOUCHWIND eight HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

[signatures continued on following page]

HTF US LIFE 3 HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

HTF US LIFE 4 HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

MAJESTIC VERM HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

OLYMP VERM HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

BALTIC VERM HOLDINGS LLC

By:
Name: Mark Niu
Title: Managing Member

[signatures continued on following page]

SUNDANCE STRATEGIES, INC., a Nevada corporation

By:
Name: Kraig T. Higginson
Title: Executive Chairman

Kraig T. Higginson, an individual

Schedule A

Evidence of Minimum Liquidity Amount

(see attached)